UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/03/2007

Analytical Surveys, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-13111

CO	84-0846389
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

8610 N. New Braunfels
Suite 205
San Antonio, TX 78217
(Address of principal executive offices, including zip code)

210-657-1500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.    Results of Operations and Financial Condition

On January 3, 2007, the Company issued a press release press release disclosing results for the fiscal 2006 and stating that its independent auditors issued a going concern qualification on its financial statements for the fiscal year ended September 30, 2006, based on the Company's significant operating losses reported in fiscal 2006 and prior years, as well as a lack of external financing. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

Press Release dated January 3, 2007, announcing fiscal 2006 year-end results.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Analytical Surveys, Inc.

Date: January 03, 2007	By:	/s/ Lori Jones
Lori Jones
CEO

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated January 3, 2007